                      TERM SHEET DATED FEBRUARY 10, 1998
                       GREEN TREE FINANCIAL CORPORATION
               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 1998-A
                          $400,000,000 (APPROXIMATE)
                              Subject to Revision


SELLER/SERVICER:  Green Tree Financial Corporation ("Green Tree")
TRUSTEE:          First Trust National Association
UNDERWRITERS:     Salomon Smith Barney (Lead), Credit Suisse First Boston (Co.)
                    and Lehman Brothers (Co.)

                                                    RATINGS                WAL AT               EXP. FINAL
                               AMOUNT              S&P/FITCH          125% OF BASE /(1)/         MATURITY
---------------------------------------------------------------------------------------------------------------
TO CALL:
A-1 ARM                      $ 75,000,000          AAA/AAA                2.45                   11/04
A-1                          $129,000,000          AAA/AAA                1.02                   01/00
A-2                          $ 65,000,000          AAA/AAA                2.55                   05/01
A-3                          $ 57,000,000          AAA/AAA                4.25                   06/04
A-4 NAS                      $ 20,000,000          AAA/AAA                5.34                   06/04
A-5 IO /(2)/                      N/A              AAA/AAA                2.99                   02/01
M-1                          $ 29,000,000           AA/AA                 7.33                   08/05
M-2                          $ 19,000,000            A/A                  7.49                   08/05
B                            $  6,000,000          BBB/BBB                4.14                   09/03

TO MATURITY:
M-1                          $ 29,000,000           AA/AA                 7.80                   05/07
M-2                          $ 19,000,000            A/A                 11.65                   03/28
B                            $  6,000,000          BBB/BBB                4.14                   09/03
                             ------------

BALANCE                      $400,000,000
---------------------------------------------------------------------------------------------------------------

_________________________________
/(1)/ The Certificates for Home Equity Loans (other than the Class A-1 ARM Certificates) will be priced using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate of 20% is assumed. The Class A-1 ARM Certificates will be priced using a constant prepayment rate of 30% CPR.

/(2)/ Interest will be based on a notional principal amount which will equal $20,000,000 (or the Class A-4 Principal Balance for such Payment Date, if less) for the first 36 Payment Dates, and will thereafter, equal zero. The Class A-5 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

CUT-OFF DATE:                December 31, 1997 (or the date of origination, if
                             later)

EXP. PRICING:                February 12, 1998

EXP. SETTLEMENT:             February 19, 1998

LEGAL FINAL:                 [April 2029]

INTEREST/PRINCIPAL:          The 15/th/ day of each month, or if such 15/th/ day
                             is not a business day, the next succeeding business day commencing on March 16, 1998 (each such date, a "Payment Date").

ERISA:                       Only the Class A Certificates are ERISA eligible.

TAX STATUS:                  The Trust will consist of two segregated asset
                             pools with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:         10% cleanup call.

ADDITIONAL COLLATERAL:       The data set forth below is based solely on the
                             Loans identified for inclusion in the Trust as of the Cut-off Date ("Initial Loans"). Certain additional Loans may be purchased by the Trust on the Closing Date and for a limited period following the Closing Date ("Subsequent Loans"). It is expected that the Subsequent Loans will have characteristics which are substantially similar to the Initial Loans.

                             CERTIFICATE STRUCTURE
                             ---------------------

CREDIT ENHANCEMENT:          On the Closing Date:

                                   Class A:    13.50% subordination

                                   Class M-1:  6.25% subordination

                                   Class M-2:  1.50% subordination

                                   Class B:    0.00% subordination

                             On the first Payment Date following the date on which the sum of all prior distributions of Extra Principal Distribution Amount (defined herein) equals $5,000,000:

                                   Class A:    14.75% subordination

                                   Class M-1:   7.50% subordination

                                   Class M-2:   2.75% subordination

                                   Class B:     1.25% subordination

DISTRIBUTIONS:               The Trust includes adjustable-rate closed-end home
                             equity loans subject to interest rate adjustments after an initial period of up to 36

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             months (the "Adjustable Rate Loans", all Loans other than the Adjustable Rate Loans are referred to herein as the "Fixed Rate Loans").

                             The "Amount Available" will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Loans, and to the Class C Certificateholder.

                             The Amount Available will generally be applied first to the distributions to the Class A Certificateholders, then to the Class M Certificateholders, and then to the Class B Certificateholders.

                             Class A Certificates are senior to Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

PRE-FUNDING FEATURE:         On the Closing Date, a portion of the proceeds from
                             the sale of the Certificates (the "Pre-Funded
                             Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Loans during the Pre-Funding Period. The Pre-Funded
                             Amount will be reduced during the Pre-Funding
                             Period by the amounts thereof used to fund such purchases. Amounts remaining in the Pre-Funding
                             Account following the Pre-Funding Period will be
                             (i) paid in respect of each class of Class A
                             Certificates (other than the Class A-1 ARM and
                             Class A-5 IO Certificates) on a pro-rata basis in the case of amounts which had been allocated to fund the purchase of Subsequent Loans which are Fixed Rate Loans, and (ii) paid in respect of the Class A-1 ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Loans which are Adjustable Rate Loans.

LOSSES ON LIQUIDATED LOANS:  If Net Liquidation Proceeds from Liquidated Loans in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Loans plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders.

CLASS A INTEREST:            Interest will be paid concurrently on each Class of
                             Class A Certificates at the related Pass-Through
                             Rate on the then outstanding related Class
                             Principal Balance (in the case of Class A
                             Certificates other than the Class A-5 IO
                             Certificates). Interest on the Class A-5 IO
                             Certificates will be based on a notional principal amount which will equal $20,000,000 (or the Class
                             A-4 Principal Balance for such Payment Date, if
                             less) for the first 36 Payment Dates, and will thereafter, equal zero. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             The Class A-1 ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class A-1 ARM Certificates for any Payment Date will equal the lesser of one-month LIBOR plus the applicable Pass-Through Margin; the applicable Available Funds Pass-Through Rate; or 14.00%.

                             The "Pass-Through Margin" will equal [ ]%per annum for the Class A-1 Certificates, through the Payment Date on which the principal balance of the Loans is 10% or more of the Principal Balance of the Loans as of the Cut-off Date, and 2x the initial Pass-Through Margin per annum on each Payment Date on which the principal balance of the Loans is less than 10% of the Principal Balance of the Loans as of the Cut-off Date.

                             "Available Funds Pass-Through Rate" means, for any Payment Date, the rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Loans.

                             "Expense Adjusted Mortgage Rate" means, with respect to any Loan, the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is [0.75]% per annum (equal to the sum of the servicing fee and the trustee fee).

                             Each other Class of Class A Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Class A Pass-Through Rate, to the extent legally permissible.

CLASS A PRINCIPAL:           After payment of interest distributable to the
                             Class A Certificateholders, the Class A-1 ARM
                             Formula Principal Distribution Amount will be distributed to the Class A-1 ARM Certificateholders and the Senior Percentage of the Formula Principal
                             Distribution Amount, less the Class A-4 Lockout
                             Distribution Amount, as defined below, will be distributed first to the Class A-1
                             Certificateholders, until the Class A-1 Principal
                             Balance has been reduced to zero, then to the Class
                             A-2 Certificateholders until the Class A-2
                             Principal Balance has been reduced to zero, then to the Class A-3 Certificateholders until the Class A-
                             3 Principal Balance has been reduced to zero, and then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero.

                             The Class A-5 IO Certificates are interest-only certificates and are not entitled to receive distributions of principal.

                             The "Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) scheduled payments of principal due on each outstanding Loan during the related Due Period, (ii) the Scheduled Balance of each Loan which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of the Loans, (iv) the scheduled principal

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             balance of each Loan that became a liquidated contract during such related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available, and (vi) the Extra Principal Distribution Amount, minus (B) the Class A-1 ARM Formula Principal Distribution Amount.

                             "Extra Principal Distribution Amount" means the lesser of (i) the Monthly Excess Cashflow and (ii) $5,000,000 less the sum of all prior distributions of the Extra Principal Distribution Amount.

                             "Monthly Excess Cashflow" means, for any Payment Date, the Amount Available less the sum of (a) the interest paid on the Certificates; (b) the amount to be paid in respect of principal pursuant to clauses (i) through (v) of clause (A) of the Formula Principal Distribution Amount; (c) the Monthly Servicing Fee to be paid to the Servicer;
                             (d) unreimbursed Advances to the Trustee or the Servicer, as applicable, with respect to the Loans made in respect of the current or prior Payment Dates; and (e) expenses of the holder of the Class C Certificates incurred by and reimburseable to it with respect to taxes or charges imposed upon the Trust as a REMIC or otherwise.

                             The "Class A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1 ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class A-1 ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Loan during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Loan repurchased by the Company during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Loan that became a liquidated loan during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, and A-4 Certificates have been paid in full, (a) the Senior Percentage times (x) the sum of the amounts described in clauses (i) through (vi) of clause (A) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of clause (B) of the definition of the Class A-1 ARM Formula Principal Distribution Amounts less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, and A-4 Certificates on such Payment Date.

                             The Class A-4 Certificateholders are entitled to receive payments of the Class A-4 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class A-3 Certificate Principal Balance is zero, the Class A-4 Certificateholders will be entitled to receive the entire Senior Percentage of Formula Principal Distribution Amount (less the amount, if any, distributed in respect of the Class A-3 Certificates on such Payment Date).

                             The "Class A-4 Lockout Distribution Amount" for any Payment Date,

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             will be the product of (i) the applicable Class A-4 Lockout Percentage for such Payment Date and (ii) the Class A-4 Lockout Pro Rata Distribution Amount for such Payment Date.

                             The "Class A-4 Lockout Percentage" for each Payment Date shall be as follows:

                                     PAYMENT DATES          LOCKOUT PERCENTAGE
                                     -------------          ------------------
                              March 1998 - February 2001           0%
                              March 2001 - February 2003          20%
                              March 2003 - February 2004          80%
                              March 2004 - February 2005         100%
                              March 2005 - and thereafter        300%

                             The "Class A-4 Lockout Pro Rata Distribution
                             Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-4 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Principal Balances and (y) the Senior Percentage of the Formula Principal Distribution Amount.

SENIOR PERCENTAGE:           The Senior Percentage will equal 100% on each
                             Payment Date on which the Class B Principal
                             Distribution Test is not satisfied.

                             Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1 ARM Principal Balance) and the Class M Principal Balance for a given Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of the Fixed Rate Loans for the immediately preceding Payment Date.

CLASS M-1 INTEREST:          After the payment of the Class A Distribution
                             Amount, interest will be paid to the Class M-1
                             Certificateholders in an amount equal to the product of (a) the Class M-1 Pass-Through Rate and
                             (b) the then outstanding Class M-1 Principal
                             Balance (less the Class M-1 Liquidation Loss
                             Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class M-1 Pass-Though Rate, to the extent legally permissible.

CLASS M-1 PRINCIPAL:         Class M-1 Certificateholders will not receive
                             principal until the Class A Principal Balance has been reduced to zero. At that time the Class M-1
                             Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                             Distribution Amount, until the Class M-1 Principal
                             Balance has been reduced to zero.

CLASS M-2 INTEREST:          After the payment of the Class A and M-1
                             Distribution Amounts, interest will be paid to the Class M-2 Certificateholders in an amount equal to the product of (a) the Class M-2 Pass-Through Rate and (b)

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             the then outstanding Class M-2 Principal Balance (less the Class M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class M-2 Pass-Through Rate, to the extent legally permissible.

CLASS M-2 PRINCIPAL:         Class M-2 Certificateholders will not receive
                             principal until the Class A and Class M-1 Principal
                             Balances have been reduced to zero. At that time
                             Class M-2 Certificateholders will be entitled to receive the Senior Percentage of the Formula
                             Principal Distribution Amount, until the Class M-2
                             Principal Balance has been reduced to zero.

CLASS B INTEREST:            After payment of the Class A and Class M
                             Distribution Amounts, interest will be paid to the Class B Certificateholders in an amount equal to the product of (a) the Class B Pass-Through Rate and (b) the then outstanding Class B Principal
                             Balance (less the Class B Liquidation Loss
                             Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B Pass-Through Rate, to the extent legally permissible.

CLASS B PRINCIPAL:           The Class B Certificateholders will not receive
                             principal payments unless the Class B Principal
                             Distribution Test is satisfied. At that time the Class B Certificateholders will be entitled to receive the Class B Percentage of the Formula
                             Principal Distribution Amount, until the Class B
                             Principal Balance has been reduced to zero. The
                             Class B Percentage for any Payment Date will be equal to 100% minus the Senior Percentage. On any given Payment Date, the Class B Principal
                             Distribution Test will be deemed to be satisfied if either (a) the Class A Principal Balance and the
                             Class M Principal Balance have each been reduced to zero or (b) each of the following conditions is met
                             (i) the average sixty-day delinquency ratio as of the given Payment Date and the prior two Payment
                             Dates must not exceed 2.5%; (ii) the average thirty-day delinquency ratio as of the given
                             Payment Date and the prior two Payment Dates must not exceed 5%; (iii) the cumulative realized losses as of the given Payment Date must not exceed 7.5%;
                             (iv) the current realized losses as of the given
                             Payment Date must not exceed 2.0%; (v) the given
                             Payment Date is on or after March, 2001; and (vi) the sum of the Class B Principal Balance and the sum of all prior distributions of the Extra
                             Principal Distribution Amount, divided by the Pool
                             Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than 5.50%.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                             THE HOME EQUITY LOANS
                             ---------------------

     The Loans consist of both fixed rate and adjustable rate closed-end home equity loans (the "Loans"). The adjustable rate closed-end home equity loans are subject to interest rate adjustments after an initial period of up to thirty-six months (the "Adjustable Rate Loans"). All Loans which are not Adjustable Rate Loans are referred herein as "Fixed Rate Loans." The obligations of the Obligor under each Loan are secured by the related real estate.

The data set forth below is based solely on the Loans identified for inclusion in the Trust as of the Cut-off Date ("Initial Loans"). Certain additional Loans may be purchased by the Trust on the Closing Date and for a limited period following the Closing Date ("Subsequent Loans"). It is expected that the Subsequent Loans will have characteristics which are substantially similar to the Initial Loans.

                               THE INITIAL LOANS

                            INITIAL FIXED RATE LOANS


Number of Loans in thePool:                                  4,852
Wgt. Avg. Loan Rate:                                         11.929%
Range of Rates:                                              7.70% - 19.74%
Wgt. Avg. Orig. Maturity:                                    235
Wgt. Avg. Rem. Maturity:                                     235
Avg. Rem. Princ. Balance:                                    $50,294.08
Wgt. Avg. CLTV:                                              87.959%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                            INITIAL FIXED RATE LOANS



                                          % of Loans by      Aggregate Principal          % of Loans by
                      Number of            Number of              Balance                  Outstanding
     State              Loans                Loans               Outstanding              Principal Balance
---------------    ---------------      -----------------  -----------------------     ----------------------
     OH                    436                   8.99%           $ 18,201,457.58                     7.47%
     IL                    271                   5.59%           $ 15,194,335.91                     6.24%
     MI                    262                   5.40%           $ 15,110,923.24                     6.20%
     FL                    290                   5.98%           $ 13,648,963.07                     5.59%
     PA                    253                   5.21%           $ 13,604,900.76                     5.58%
     Other States*       3,340                  68.83%           $168,266,289.94                    68.92%
                         -----                 ------            ---------------                   ------
       Total/(1)/        4,852                 100.00%           $244,026,870.50                   100.00%
                         =====                 ======            ===============                   ======

----------------------
* No one State in this category constitutes more than 5% of the Fixed Rate Home Equity Outstanding Principal Balance.

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                YEARS OF ORIGINATION OF INITIAL FIXED RATE LOANS

                                                                                             % of Loans by
                                       Number of           Aggregate Principal           Outstanding Principal
Year of Origination                      Loans           Balance Outstanding                   Balance
------------------------        ----------------------  -------------------------       ------------------------
1995                                       2               $    120,290.41                            0.05%
1996                                      19               $    760,885.68                            0.31%
1997                                   4,252               $212,775,333.67                           87.19%
1998                                     579               $ 30,370,360.74                           12.45%
                                       -----               ---------------                          ------
     Total/(1)/                        4,852               $244,026,870.50                          100.00%
                                       =====               ===============                          ======

/(1)/  Percentages do not add to 100% due to rounding.

                         INITIAL FIXED RATE LOAN RATES


                                                                                  % of Loans by
Range of Loans by               Number of         Aggregate Principal          Outstanding Principal
Loan Rates                         Loans         Balance Outstanding                 Balance
-------------------------     -------------    -----------------------      --------------------------
From 0.00%-9.00%                    24                $  2,396,213.03                           0.98%
From 9.01%-10.00%                  224                $ 20,220,565.21                           8.29%
From 10.01%-11.00%                 818                $ 66,722,495.65                          27.34%
From 11.01%-12.00%                 816                $ 48,446,013.28                          19.85%
From 12.01%-13.00%               1,196                $ 50,512,377.01                          20.70%
From 13.01%-14.00%                 995                $ 34,125,708.76                          13.98%
From 14.01%-15.00%                 424                $ 13,337,205.47                           5.47%
From 15.01%-16.00%                 182                $  4,607,998.66                           1.89%
From 16.01%-17.00%                 108                $  2,594,756.60                           1.06%
Over 17.01%                         65                $  1,063,536.83                           0.44%
                                 -----                ---------------                         ------
     Total /(1)/                 4,852                $244,026,870.50                         100.00%
                                 =====                ===============                         ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

            DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE LOAN AMOUNTS


                                                                                    % of Loans by
Original Loan                  Number of            Aggregate Principal         Outstanding Principal
Amount (in Dollars)             Loans              Balance Outstanding                 Balance
------------------------      -------------       -----------------------       ------------------------
Less than $30,000               1,815                $ 34,827,270.44                   14.26%
Between $30,000-$39,999           611                $ 21,012,380.04                    8.61%
Between $40,000-$49,999           557                $ 24,844,742.95                   10.18%
Between $50,000-$59,999           421                $ 23,027,826.15                    9.44%
Between $60,000-$69,999           332                $ 21,464,711.50                    8.80%
Between $70,000-$79,999           282                $ 21,051,295.91                    8.63%
Between $80,000-$89,999           204                $ 17,205,750.09                    7.05%
Between $90,000-$99,999           135                $ 12,789,927.32                    5.24%
Between $100,000-$109,999         116                $ 12,198,511.21                    5.00%
Between $110,000-$119,999         104                $ 11,923,970.13                    4.89%
Between $120,000-$129,999          64                $  7,956,837.19                    3.26%
Between $130,000-$139,999          45                $  6,062,594.93                    2.48%
Between $140,000-$149,999          44                $  6,337,121.03                    2.60%
Between $150,000-$159,999          31                $  4,751,109.12                    1.95%
Between $160,000-$169,999          20                $  3,264,894.82                    1.34%
Between $170,000-$179,999          12                $  2,090,778.07                    0.86%
Between $180,000-$189,999          10                $  1,838,950.00                    0.75%
Between $190,000-$199,999           9                $  1,732,105.77                    0.71%
Between $200,000-$249,999          26                $  5,721,195.99                    2.34%
Between $250,000-$299,999          10                $  2,625,860.80                    1.08%
Between $300,000-$349,999           4                $  1,299,037.04                    0.53%
                                -----                ---------------                   ------
     Total /(1)/                4,852                $244,026,870.50                  100.00%
                                =====                ===============                   ======

/(1)/  Percentages do not add to 100% due to rounding.

            REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE LOANS


                                                                                      % of Loans by
                                 Number of          Aggregate Principal           Outstanding Principal
Months Remaining                   Loans            Balance Outstanding                  Balance
------------------------       -------------     ------------------------      -------------------------
Less than 181                    2,456                 $100,135,377.08                           41.04%
181-195                             14                 $    368,793.03                            0.15%
196-210                              1                 $     64,800.00                            0.03%
226-240                          1,519                 $ 80,679,641.40                           33.06%
241-270                              1                 $     53,100.00                            0.02%
286-300                            487                 $ 31,385,802.76                           12.86%
301-315                              1                 $     37,500.00                            0.02%
316-330                              3                 $    157,005.03                            0.06%
331-360                            370                 $ 31,144,851.20                           12.76%
                                 -----                 ---------------                          ------
     Total /(1)/                 4,852                 $244,026,870.50                          100.00%
                                 =====                 ===============                          =======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                   LIEN POSITION OF INITIAL FIXED RATE LOANS


                                                                               % of Loans by
                            Number of           Aggregate Principal         Outstanding Principal
Lien Position                 Loans             Balance Outstanding               Balance
---------------           -------------       -----------------------     --------------------------
First                          2,453              $176,534,212.22                  72.34%
Second                         2,349              $ 66,559,315.05                  27.28%
Third                             50              $    933,343.23                   0.38%
                               -----              ---------------                 ------
    Total /(1)/                4,852              $244,026,870.50                 100.00%
                               =====              ===============                 ======

/(1)/  Percentages do not add to 100% due to rounding.



            COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE LOANS


                                                                               % of Loans by
Combined Loan-to-           Number of           Aggregate Principal         Outstanding Principal
Value  Ratio                 Loans              Balance Outstanding               Balance
--------------------      -------------       -----------------------     --------------------------
From 0.000%-10.000%              3               $     58,200.00                   0.02%
From 10.001%-20.000%             7               $    253,778.82                   0.10%
From 20.001%-30.000%            14               $    423,656.46                   0.17%
From 30.001%-40.000%            34               $  1,041,802.56                   0.43%
From 40.001%-50.000%            48               $  1,763,828.50                   0.72%
From 50.001%-60.000%            78               $  2,926,481.28                   1.20%
From 60.001%-70.000%           171               $  7,875,094.57                   3.23%
From 70.001%-80.000%           585               $ 28,160,439.21                  11.54%
From 80.001%-90.000%         1,751               $ 94,272,782.44                  38.63%
Over 90.000%                 2,161               $107,250,806.66                  43.96%
                             -----               ---------------                 ------
     Total /(1)/             4,852               $244,026,870.50                 100.00%
                             =====               ===============                 ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                      THE INITIAL HOME EQUITY LOANS POOL

                         INITIAL ADJUSTABLE RATE LOANS


                    Number of Loans in the Pool:                 605
                    Wgt. Avg. Loan Rate:                       9.699%
                    Range of Rates:                     5.55 - 13.00%
                    Wgt. Avg. Orig. Maturity:                    360
                    Wgt. Avg. Rem. Maturity:                     356
                    Avg. Rem. Princ. Balance:            $121,524.64
                    Wgt. Avg. CLTV:                           83.967%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                         INITIAL ADJUSTABLE RATE LOANS

                                    % of Loans by      Aggregate Principal      % of Loans by
                    Number of         Number of             Balance               Outstanding
State                Loans              Loans             Outstanding           Principal Balance
------------     -------------    -----------------  -----------------------  ---------------------
CA                      87              14.37%            $15,486,937.86               21.06%
WA                      76              12.55%            $ 9,492,757.02               12.91%
IL                      37               6.11%            $ 4,094,902.19                5.57%
Other *                405              66.97%            $44,447,812.97               60.46%
                       ---             ------             --------------              ------
   Total/(1)/          605             100.00%            $73,522,410.04              100.00%
                       ===             ======             ==============              ======

* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Loans Outstanding Principal Balance.


             YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE LOANS


                                                                         % of Loans by
                             Number of       Aggregate Principal       Outstanding Principal
Year of Origination           Loans          Balance Outstanding             Balance
---------------------     -------------   ------------------------   ------------------------
1993                            2              $   357,505.08                  0.49%
1994                            4              $   455,386.02                  0.62%
1995                           23              $ 2,352,883.45                  3.20%
1996                           24              $ 3,576,670.48                  4.86%
1997                          550              $66,486,065.01                 90.43%
1998                            2              $   293,900.00                  0.40%
                              ---              --------------                ------
  Total /(1)/                 605              $73,522,410.04                100.00%
                              ===              ==============                ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                      DISTRIBUTION OF INITIAL ADJUSTABLE
                               RATE LOAN AMOUNTS

                                                                                            % of Loans by
Original Loan                           Number of         Aggregate Principal           Outstanding Principal
Amount (in Dollars)                       Loans           Balance Outstanding                   Balance
-----------------------------      ---------------     -----------------------       ---------------------------
Less than $30,000                         7                $   169,112.08                        0.23%
Between $30,000-$39,999                  10                $   357,638.77                        0.49%
Between $40,000-$49,999                  27                $ 1,208,104.14                        1.64%
Between $50,000-$59,999                  38                $ 2,092,286.48                        2.85%
Between $60,000-$69,999                  42                $ 2,697,241.28                        3.67%
Between $70,000-$79,999                  43                $ 3,198,670.78                        4.35%
Between $80,000-$89,999                  44                $ 3,692,280.45                        5.02%
Between $90,000-$99,999                  48                $ 4,533,108.28                        6.17%
Between $100,000-$109,999                43                $ 4,494,397.65                        6.11%
Between $110,000-$119,999                51                $ 5,845,264.80                        7.95%
Between $120,000-$129,999                37                $ 4,597,091.99                        6.25%
Between $130,000-$139,999                29                $ 3,892,349.58                        5.29%
Between $140,000-$149,999                31                $ 4,457,695.81                        6.06%
Between $150,000-$159,999                22                $ 3,404,815.16                        4.63%
Between $160,000-$169,999                21                $ 3,468,410.73                        4.72%
Between $170,000-$179,999                15                $ 2,610,319.97                        3.55%
Between $180,000-$189,999                22                $ 4,043,514.92                        5.50%
Between $190,000-$199,999                 7                $ 1,355,536.62                        1.84%
Between $200,000-$249,999                35                $ 7,676,327.21                       10.45%
Between $250,000-$299,999                21                $ 5,692,988.62                        7.74%
Between $300,000-$349,999                 8                $ 2,541,314.35                        3.46%
Between $350,000-$399,999                 4                $ 1,493,940.37                        2.03%
                                        ---                --------------                       ------
     Total /(1)/                        605                $73,522,410.04                       100.00%
                                        ===                ==============                       ======

                       INITIAL ADJUSTABLE RATE LOAN RATES

                                                                                          % of Loans by
Range of Loans by                     Number of         Aggregate Principal           Outstanding Principal
Loan Rates                              Loans           Balance Outstanding                   Balance
-----------------------------      ---------------     -----------------------    ---------------------------
From 0.00%-9.00%                         146                 $19,946,709.30                  27.14%
From 9.01%-10.00%                        236                 $29,337,328.15                  39.90%
From 10.01%-11.00%                       146                 $16,692,987.21                  22.70%
From 11.01%-12.00%                        62                 $ 6,407,128.29                   8.71%
From 12.01%-13.00%                        15                 $ 1,138,257.09                   1.55%
                                         ---                 --------------                  ------
     Total /(1)/                         605                 $73,522,410.04                  100.00%
                                         ===                 ==============                  ======

/(1)/  Percentages do not add to 100% due to rounding.


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                    REMAINING MONTHS TO MATURITY OF INITIAL
                             ADJUSTABLE RATE LOANS


                                                                                    % of Loans by
                               Number of           Aggregate Principal          Outstanding Principal
Months Remaining                 Loans             Balance Outstanding                  Balance
----------------------      ---------------     -------------------------     --------------------------
301-315                              2                 $   357,505.08                     0.49%
316-330                             14                 $ 1,565,641.34                     2.13%
331-345                             26                 $ 3,181,402.71                     4.33%
346-360                            563                 $68,417,860.91                    93.05%
                                   ---                 --------------                   ------
     Total /(1)/                   605                 $73,522,410.04                   100.00%
                                   ===                 ==============                   ======

/(1)/  Percentages do not add to 100% due to rounding.


                LIEN POSITION OF INITIAL ADJUSTABLE RATE LOANS

                                                                                     % of Loans by
                              Number of           Aggregate Principal            Outstanding Principal
Lien Position                   Loans             Balance Outstanding                   Balance
----------------------      -------------       -----------------------        ------------------------
First                            605                 $73,522,410.04                         100.00%
                                 ---                 --------------                         ------
     Total /(1)/                 605                 $73,522,410.04                         100.00%
                                 ===                 ==============                         ======

/(1)/  Percentages do not add to 100% due to rounding.


                    COMBINED LOAN-TO-VALUE RATIO OF INITIAL
                             ADJUSTABLE RATE LOANS


                                                                                         % of Loans by
Combined Loan-to                Number of             Aggregate Principal            Outstanding Principal
-Value Ratio                      Loans               Balance Outstanding                   Balance
------------------------       ------------       ---------------------------      ------------------------
From 10.001%-20.000%                 1                    $    32,000.00                      0.04%
From 20.001%-30.000%                 1                    $    30,000.00                      0.04%
From 30.001%-40.000%                 3                    $   130,592.45                      0.18%
From 40.001%-50.000%                 6                    $   367,102.20                      0.50%
From 50.001%-60.000%                16                    $ 1,555,266.09                      2.12%
From 60.001%-70.000%                31                    $ 3,849,558.66                      5.24%
From 70.001%-80.000%               165                    $19,233,345.78                     26.16%
From 80.001%-90.000%               321                    $40,982,960.84                     55.73%
From Over 90.000%                   61                    $ 7,341.584.02                      9.99%
                                   ---                    --------------                    ------
      Total /(1)/                  605                    $73,522,410.04                    100.00%
                                   ===                    ==============                    ------


/(1)/  Percentages do not add to 100% due to rounding.


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                    MONTH TO NEXT RATE ADJUSTMENT OF INITIAL
                             ADJUSTABLE RATE LOANS

                                                                                       % of Loans by
                                         Number of        Aggregate Principal       Outstanding Principal
Month to Next Rate Adjustment              Loans          Balance Outstanding             Balance
-------------------------------------   -------------     ----------------------   -----------------------
January 1998                                 16              $ 2,110,181.62              2.87%
February 1998                                22              $ 2,285,833.12              3.11%
March 1998                                   24              $ 3,521,314.99              4.79%
April 1998                                   17              $ 1,841,141.52              2.50%
May 1998                                     26              $ 2,563,226.57              3.49%
June 1998                                    27              $ 3,075,287.14              4.18%
November 1998                                 1              $   213,116.54              0.29%
February 1999                                 1              $    67,217.58              0.09%
March 1999                                    1              $   203,022.55              0.28%
April 1999                                    8              $ 1,074,387.20              1.46%
May 1999                                     12              $ 1,640,808.76              2.23%
June 1999                                     9              $   781,537.59              1.06%
July 1999                                    19              $ 2,450,939.80              3.33%
August 1999                                  12              $   992,786.79              1.35%
September 1999                               25              $ 2,913,744.37              3.96%
October 1999                                100              $12,705,338.79             17.29%
November 1999                               161              $20,233,752.02             27.53%
December 1999                               112              $13,289,146.37             18.08%
January 2000                                  5              $   678,800.00              0.92%
August 2000                                   1              $   208,153.66              0.28%
October 2000                                  1              $   104,951.88              0.14%
November 2000                                 4              $   472,291.01              0.64%
January 2002                                  1              $    95,430.17              0.13%
                                            ---              --------------            ------
     Total /(1)/                            605              $73,522,410.04            100.00%
                                            ===              ==============            ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Adviser immediately.

                            GROSS MARGIN OF INITIAL
                             ADJUSTABLE RATE LOANS

                                                                                       % of Loans by
                                      Number of         Aggregate Principal           Outstanding Principal
Gross Margin                            Loans           Balance Outstanding                Balance
-------------------------------      ----------         --------------------          ----------------------
Less than 4.000%                         9                 $   920,725.31                    1.25%
4.000%-4.249%                            3                 $   569,615.52                    0.77%
4.250%-4.499%                            1                 $    40,600.00                    0.06%
4.500%-4.749%                            7                 $ 1,037,549.08                    1.41%
4.750%-4.999%                           54                 $ 6,693,645.42                    9.10%
5.000%-5.249%                           18                 $ 1,979,555.48                    2.69%
5.250%-5.499%                           67                 $ 8,782,773.64                   11.95%
5.500%-5.749%                           60                 $ 6,941,340.16                    9.44%
5.750%-5.999%                           78                 $10,533,034.48                   14.32%
6.000%-6.249%                           52                 $ 6,091,402.76                    8.29%
6.250%-6.499%                           48                 $ 5,890,334.88                    8.01%
6.500%-6.749%                           56                 $ 6,564,108.18                    8.93%
6.750%-6.999%                           62                 $ 7,922,921.71                   10.78%
7.000%-7.249%                           42                 $ 5,167,343.68                    7.03%
7.250%-7.499%                           27                 $ 2,577,988.09                    3.51%
7.500%-7.749%                            7                 $   770,092.60                    1.05%
7.750%-7.999%                            5                 $   406,665.68                    0.55%
8.000%-8.249%                            3                 $   245,699.10                    0.33%
8.250%-8.499%                            1                 $    94,864.27                    0.13%
8.500%-8.749%                            2                 $   127,000.00                    0.17%
8.750%-8.999%                            1                 $    58,400.00                    0.08%
9.000%-9.249%                            2                 $   106,750.00                    0.15%
                                       ---                 --------------                  ------
     Total /(1)/                       605                 $73,522,410.04                  100.00%
                                       ===                 ==============                  ======

/(1)/  Percentages do not add to 100% due to rounding.


This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Adviser immediately.

              MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE LOANS

                                                                                    % of Loans by
                                   Number of        Aggregate Principal           Outstanding Principal
Maximum Loan Rate                    Loans          Balance Outstanding                 Balance
-----------------------------    --------------    ----------------------       -------------------------
Less than 14.000%                     26               $ 2,649,496.12                   3.60%
14.000 - 14.249%                       6               $ 1,002,774.66                   1.36%
14.250 - 14.499%                       9               $ 1,195,579.91                   1.63%
14.500 - 14.749%                      12               $ 1,611,106.08                   2.19%
14.750 - 14.999%                      39               $ 5,851,633.38                   7.96%
15.000 - 15.249%                      39               $ 4,640,655.00                   6.31%
15.250 - 15.499%                      45               $ 5,604,929.97                   7.62%
15.500 - 15.749%                      45               $ 5,137,757.15                   6.99%
15.750 - 15.999%                      91               $10,986,515.66                  14.95%
16.000 - 16.249%                      35               $ 4,472,061.15                   6.08%
16.250 - 16.499%                      37               $ 5,131,805.60                   6.98%
16.500 - 16.749%                      43               $ 5,206,411.78                   7.08%
16.750 - 16.999%                      75               $ 9,573,105.47                  13.03%
17.000 - 17.249%                      13               $ 1,196,247.99                   1.63%
17.250 - 17.499%                      18               $ 2,172,410.81                   2.95%
17.500 - 17.749%                      22               $ 2,467,295.11                   3.36%
17.750 - 17.999%                      17               $ 2,064,530.34                   2.81%
18.000 - 18.249%                      10               $   652,181.55                   0.89%
18.250 - 18.499%                       8               $   781,748.15                   1.06%
18.500 - 18.749%                       7               $   534,081.82                   0.73%
18.750 - 18.999%                       3               $   244,902.70                   0.33%
19.000 - 19.249%                       3               $   157,480.54                   0.21%
19.250 - 19.499%                       1               $    91,699.10                   0.12%
Over 19.499 %                          1               $    96,000.00                   0.13%
                                     ---               --------------                 ------
  Total /(1)/                        605               $73,522,410.04                 100.00%
                                     ===               ==============                 ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover of these materials. If you did not receive such a disclaimer please contact Salomon Smith Barney Financial Advisor immediately.

              MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE LOANS

                                                                                          % of Loans by
                                    Number of          Aggregate Principal             Outstanding Principal
Minimum Loan Rate                     Loans            Balance Outstanding                   Balance
-----------------------------    --------------       ----------------------           --------------------
Less than 7.250%                      22                $ 2,628,141.44                         3.57%
7.250 - 7.499%                         1                $    86,700.00                         0.12%
7.500 - 7.749%                         7                $   652,677.61                         0.89%
7.750 - 7.999%                        18                $ 2,776,248.08                         3.78%
8.000 - 8.249%                         4                $   807,890.26                         1.10%
8.250 - 8.499%                        20                $ 2,746,211.55                         3.74%
8.500 - 8.749%                        21                $ 2,688,511.34                         3.66%
8.750 - 8.999%                        49                $ 6,874,200.41                         9.34%
9.000 - 9.249%                        45                $ 5,314,164.73                         7.23%
9.250 - 9.499%                        49                $ 6,043,235.09                         8.21%
9.500 - 9.749%                        40                $ 5,188,095.59                         7.06%
9.750 - 9.999%                       105                $13,409,892.97                        18.23%
10.000 - 10.249%                      27                $ 2,880,756.49                         3.92%
10.250 - 10.499%                      28                $ 3,300,712.44                         4.49%
10.500 - 10.749%                      42                $ 4,860,556.74                         6.61%
10.750 - 10.999%                      46                $ 5,299,037.66                         7.21%
11.000 - 11.249%                      18                $ 2,023,909.64                         2.75%
11.250 - 11.499%                      23                $ 2,418,430.81                         3.29%
11.500 - 11.749%                      13                $ 1,476,987.27                         2.01%
11.750 - 11.999%                       9                $   845,002.57                         1.15%
12.000 - 12.249%                       7                $   550,887.95                         0.75%
12.250 - 12.499%                       4                $   294,078.65                         0.40%
12.500 - 12.749%                       5                $   271,680.75                         0.37%
12.750 - 12.999%                       1                $    58,400.00                         0.08%
13.000 - 13.249%                       1                $    26,000.00                         0.04%
                                     ---                --------------                        ------
   Total /(1)/                       605                $73,522,410.04                        100.00%
                                     ===                ==============                        ======

/(1)/  Percentages do not add to 100% due to rounding.

This page must be accompanied by the disclaimer on the cover of these materials. If you did not receive such a disclaimer please contact Salomon Smith Barney Financial Advisor immediately.

                         CPR PREPAYMENT SENSITIVITIES
                       FOR HOME EQUITY LOAN CERTIFICATES
                       ---------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V
                                      ----------    -----------    ------------    -----------    ----------
Adjustable Rate Home                      18              24              30             36            42
Equity Loans /(1)/
Fixed Rate Home Equity                    75             100             125            150           175
Loans /(2)/
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                     SCENARIO I*         SCENARIO II *        SCENARIO III *       SCENARIO IV *        SCENARIO V *
                     WAL/MATURITY        WAL/MATURITY         WAL/MATURITY         WAL/MATURITY         WAL/MATURITY
                    --------------      ---------------      ---------------     ----------------      ---------------
TO CALL
A-1 ARM              4.26 -- 12/08        3.15 -- 07/06        2.45 -- 11/04        1.97 -- 09/03        1.62 -- 10/02
A-1                  1.50 -- 02/01        1.20 -- 06/00        1.02 -- 01/00        0.89 -- 10/99        0.79 -- 08/99
A-2                  4.08 -- 07/03        3.14 -- 03/02        2.55 -- 05/01        2.15 -- 11/00        1.87 -- 06/00
A-3                  7.46 -- 02/08        5.52 -- 12/05        4.25 -- 06/04        3.45 -- 08/02         2.91 - 11/01
A-4 NAS              6.58 -- 12/07        5.98 -- 10/05        5.34 -- 06/04        4.59 -- 05/03        3.93 -- 07/02
A-5 IO               2.99 -- 02/01        2.99 -- 02/01        2.99 -- 02/01        2.99 -- 02/01        2.99 -- 02/01
M-1                 11.68 -- 01/10        9.12 -- 06/07        7.33 -- 08/05        6.08 -- 05/04        5.10 -- 05/03
M-2                 11.91 -- 01/10        9.32 -- 06/07        7.49 -- 08/05        6.24 -- 05/04        5.24 -- 05/03
B                    5.83 -- 03/06        4.51 -- 06/04        4.14 -- 09/03        3.94 -- 03/03        3.84 -- 05/03

TO MATURITY
M-1                 12.38 -- 06/12        9.70 -- 07/09        7.80 -- 05/07        6.42 -- 10/05        5.40 -- 07/04
M-2                 16.43 -- 03/28       13.94 -- 03/28       11.65 -- 03/28        9.79 -- 03/28        8.33 -- 03/28
B                    5.83 -- 03/06        4.51 -- 06/04        4.14 -- 09/03        3.94 -- 03/03        3.85 -- 10/03

==========================================================================================================================

/(1)/  As a CPR Percentage
/(2)/  As a percentage of the Prepayment Assumption
* The Certificates for Home Equity Loans (other than the Class A-1 ARM Certificates) will be priced using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Loans in the first month of the life of the Fixed Rate Home Equity Loans and an additional 1.45% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Adjustable Rate Home Equity Loans will be priced using a constant prepayment rate of 30% CPR.

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